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                                                                    EXHIBIT 99.1

                                   OCA, INC.
                            1994 INCENTIVE STOCK PLAN
                             STOCK OPTION AGREEMENT
                                   (INCENTIVE)


         This STOCK OPTION AGREEMENT ("Agreement") is made and entered into as of ___________, 2004 by and between OCA, INC., a Delaware corporation (the "Company"), and ___________ (the "Grantee"), in connection with the grant of options (the "Options") to purchase a specified number of shares of common stock, $0.01 par value per share ("Common Stock"), of the Company under the Company's 1994 Incentive Stock Plan, as amended (the "Plan").

                                    RECITALS:

A. The Grantee is an employee of the Company and/or an Affiliate thereof.

B. The Company is granting the Options to the Grantee to encourage the Grantee to own shares of Common Stock for the purposes stated in Article II of the Plan.

C. The parties intend that the Options be treated as Incentive Options for purposes of the Plan to the extent permissible under the Internal Revenue Code of 1986, as amended, and applicable regulations thereunder (the "Code").

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and efficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Options. Subject to the terms and conditions set forth herein and in the Plan, the Company grants to the Grantee the Options to purchase from the Company an aggregate of _____ shares of Common Stock at an exercise price of $____ per share (the "Exercise Price"), subject to adjustment as provided in
Article VIII of the Plan. Each of the Options expire at 5:00 p.m. (Central Time) on __________, 2014, unless it expires sooner pursuant to the Plan or Paragraph 7 hereof.

2. Vesting Schedule. Unless earlier expired or terminated as provided in this Agreement and/or the Plan, the Options shall become exercisable as to a specified number of shares of Common Stock in accordance with the following schedule, provided that, with respect to each such date and respective portion of the Options, the Grantee is an employee of the Company or an Affiliate thereof as of such date:


    On and After                   Number of Shares Subject to Exercise
    ------------                   ------------------------------------
    ___________, 2005....          20% of total number of shares of Common Stock
                                   subject to the Options
    ___________, 2006....          20% of total number of shares of Common Stock
                                   subject to the Options
    ___________, 2007....          Additional 20% of total number of shares of
                                   Common Stock subject to the Options
    ___________, 2008....          Additional 20% of total number of shares of
                                   Common Stock subject to the Options
    ___________, 2009....          Additional 20% of total number of shares of
                                   Common Stock subject to the Options

3. Method of Exercise. The exercise of the Options is subject to the Grantee's prior or concurrent payment of the Exercise Price to the Company, and the Grantee having made payment or arrangements for satisfaction of any related tax withholdings in a manner and on terms that are satisfactory and acceptable to the Company. The Grantee may exercise the Options in whole or in part, from time to time, as to the number of whole shares of Common Stock that can be purchased at such time in accordance with Paragraph 2 hereof


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and the Plan, by actual delivery of written notice of exercise to the Company at the address provided in Paragraph 12 hereof. Such notice of exercise shall:

         (a) Specify the number of whole shares of Common Stock to be purchased and the aggregate Exercise Price therefore;

         (b) Contain evidence satisfactory to the Company that the person exercising the Options is the Grantee or has the right to exercise the Options; and

         (c) Be accompanied by payment of such Exercise Price in accordance with the Plan and, in a manner that is satisfactory and acceptable to the Company, payment or arrangement for the payment of any required federal, state and local withholding taxes that are due in connection with the exercise.

4. Transfer and Exercise of Options. The Options are not transferable and the Grantee may not make any Disposition (as defined below) of the Options or any interest herein during his or her lifetime, except for transfers pursuant to a will or the laws of descent and distribution; provided, however, that the Options may be transferred to the extent expressly approved in advance and in writing by the Committee. As used herein, "Disposition" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Grantee's lifetime or upon or after the Grantee's death, including, but not limited to, any Disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment, except a transfer by will or by the laws of descent or distribution. Any attempted Disposition in violation of this Paragraph 4 is void.

5. Status of Grantee. The Grantee shall not be deemed a stockholder of the Company with respect to any of the shares of Common Stock subject to the Options, except to the extent that such shares shall have been purchased by and transferred to him or her. The Company is not required to issue shares of Common Stock purchased upon exercise of the Options until all applicable requirements of law have been complied with and such shares shall have been duly listed on any securities exchange or market on which shares of Common Stock may then be listed.

6. No Effect on Capital Structure. The Options shall not affect the right of the Company or any Affiliate thereof to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup or otherwise reorganize.

7. Expiration of Option. In general, the right to purchase shares of Common Stock pursuant to the Options shall expire on the date specified in Paragraph 1 hereof. However, the Options shall expire on the soonest of any of the following circumstances to occur:

         (a) Disability. Upon termination by the Company or an Affiliate thereof of the Grantee's employment with the Company or an Affiliate thereof due to the Grantee's permanent and total disability (as defined in Section 22(e)(3) of the Code), the Options shall be fully exercisable for 12 months after the date of such termination without regard to the schedule in Paragraph 2 hereof, if the Grantee was otherwise entitled to exercise any portion of the Options on the date of such termination. Thereafter, the Options shall terminate and cease to be exercisable.

         (b) Death. If the Grantee dies while he or she is an employee of the Company or an Affiliate thereof, the Options shall thereupon become fully exercisable by the Grantee's legal representatives, heirs, legatees or distributees for 12 months after the date of the Grantee's death without regard to the schedule in Paragraph 2 hereof, if the Grantee was otherwise entitled to exercise any portion of the Options on the date of death. Thereafter, the Options shall terminate and cease to be exercisable.

         (c) Retirement. Upon the Grantee's Retirement (as defined below), the Options shall thereupon become fully exercisable for three months after such Retirement without regard to the schedule in Paragraph 2 hereof, if the Grantee was otherwise entitled to exercise any portion of the Options on the date of such Retirement. Thereafter, the Options shall terminate and cease to be exercisable. For purposes of this Paragraph, "Retirement" shall mean the Grantee
(i) has voluntarily terminated employment and is not thereafter employed by the Company or an Affiliate thereof, (ii) is at least 60 years old and has given written notice in a form satisfactory to the Committee of intention to permanently retire, and (iii) has continuously been employed by the Company or an Affiliate thereof for a period of at least five years.

         (d) Termination for Cause. If the Grantee's employment is terminated by the Company or an Affiliate thereof for cause, as determined by the Committee, the Options shall immediately terminate upon the date of such termination of employment. For purposes of this Paragraph, termination for "cause" shall be determined by the Committee by reference to the Grantee's written employment




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agreement, if any, with the Company or an Affiliate thereof, or, if cause is not therein addressed or there is no such agreement at such time, such determination shall be made by the Committee in its discretion.

         (e) Other Termination of Employment. If the Grantee's employment with the Company and any Affiliate thereof terminates for any reason other than the circumstances described in subparagraphs (a), (b), (c) or (d) above, the Grantee may exercise the Options for three months after such termination, but only to the extent that the Grantee was able to do so under Paragraph 2 hereof on the date of termination of employment. Thereafter, the Options shall terminate and cease to be exercisable.

8. Committee Authority. Any question, issue or matter concerning the interpretation of this Agreement, any adjustments required to be made under the Plan and any controversy that may arise under the Plan or this Agreement shall be determined by the Committee in its sole discretion. Such decision by the Committee shall be final and binding.

9. Incentive Stock Option Qualification. The Options are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Options are or will be determined to be Incentive Options. However, if any portion of the Options are deemed not to be an Incentive Option because the $100,000 annual limit on incentive stock options under Section 422(d) of the Code is exceeded, or otherwise, the portion of the Options which cannot be treated as an Incentive Option shall be deemed to be a Nonqualified Option for purposes of the Plan. In such an event, the Grantee shall be subject to the tax withholding provision of Section 7.3 of the Plan for the portion of the Options which is not an Incentive Option, and all other Plan provisions that apply to Nonqualified Options.

10. Notice of Disqualifying Disposition. Except to the extent that a portion of the Options is treated as a Nonqualified Option pursuant to Paragraph 9 hereof, the Grantee shall promptly notify the Company of his or her intent to dispose of any of the shares of Common Stock purchased pursuant to the Options within two years following the date of the grant of the Options and one year following the date of exercise of the Options, and promptly after such Disposition the Grantee shall notify the Company of the number of shares of Common Stock disposed of, the dates of acquisition and Disposition of such shares and the consideration, if any, received on such Disposition. If in connection with any such Disposition, the Company or any Affiliate thereof becomes liable for withholding taxes and has no amounts owing the Grantee with which the Company may discharge its withholding obligation, the Grantee shall indemnify the Company and its Affiliates from and against such liability and any penalties they may incur through their inability to apply amounts owing the Grantee in discharge of such withholding obligation. Nothing in this Paragraph shall give the Grantee any right to dispose of shares of Common Stock in a manner that is inconsistent with any provision of this Agreement, the Plan or any stock transfer restriction agreement entered into by the Grantee.

11. Plan Controls. The terms of this Agreement are governed by the terms of the Plan, as it exists on the date of this Agreement and as the Plan is amended from time to time. A copy of the Plan, and any amendments thereto, has been delivered or made available to the Participant and shall be deemed to be a part of this Agreement as if fully set forth herein. In the event of any conflict between the provisions of the Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise. For purposes of this Agreement, the defined terms in the Plan shall have the same meaning in this Agreement, except where the context otherwise requires. The terms "Article" or "Section" generally refer to provisions within the Plan and the term "Paragraph" generally refers to a provision of this Agreement, unless the context otherwise requires.

12. Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if delivered by hand or by certified or registered mail or by a nationally recognized overnight delivery service, postage or other charges pre-paid, and addressed to: (a) the address for the Grantee set forth in the Company's records or hand delivered to the Grantee on the premises of the Company or subsidiary thereof (if such notice is addressed to the Grantee), or (b) OCA, Inc., 3850 N. Causeway Boulevard, Suite 800, Metairie, Louisiana 70002, Attention: Chief Financial Officer (if such notice is addressed to the Company), or such other address as may be designated by a party hereto in written notice to the other party hereto. Such notice shall be deemed to have been given



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or made on the date of delivery, if delivered by hand, on the next following business day if sent by overnight delivery service, or on the third following business day if sent by mail.

13. Information Confidential. As partial consideration for granting of the Options, the Grantee agrees that he or she will keep confidential all information and knowledge that the Grantee has relating to the manner and amount of his or her participation in the Plan and the Options; provided, however, that such information may be disclosed as required by law and may be disclosed in confidence to the Grantee's spouse, attorneys, accountants and tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.

14. Governing Law. Except as is otherwise provided in the Plan, where applicable, the provisions of this Agreement shall be governed by the internal laws of the State of Louisiana, without regard to the principles of conflicts of laws thereof.

15. Headings. The headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

16. Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. The exchange of copies of this Agreement and executed signature pages hereto by facsimile transmission shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes. The Options shall not be considered granted or become exercisable unless and until the Grantee delivers to the Company a fully executed counterpart hereof.

17. Modification. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties thereunder, unless such waiver or modification is in writing, duly executed as aforesaid.

18. Entire Agreement. This Agreement, together with the Plan, contain the complete agreement between the parties concerning the subject matter hereof and shall supersede all other agreements or arrangements between the parties with regard to the subject matter hereof.

19. Interpretation. The language in all parts of this Agreement shall be construed, in all cases, according to its plain meaning, except where the context of this Agreement expressly indicates otherwise, and the parties acknowledge that each party has carefully reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Grantee has set his or her hand hereto on the day and year first above written.

                                       OCA, INC.


                                       By:
                                           --------------------------------
                                       Name:  Bartholomew F. Palmisano, Jr.
                                       Title: Secretary



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